Exhibit 99.1

VORNADO REALTY L.P.
UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION

On January 15, 2015, Vornado Realty Trust (“Vornado”) completed the spin-off of Urban Edge Properties (“UE”), which owns the shopping center business previously owned and operated by Vornado, through a tax-free distribution to its shareholders (the “Distribution”). Vornado common shareholders and Vornado Realty L.P. (“VRLP”) common limited partners at the close of business on January 7, 2015 (the “Record Date”) received on January 15, 2015, a distribution of one UE common share for every two Vornado common shares or VRLP common limited partnership units held as of the Record Date. Fractional shares of UE were not distributed, and instead Vornado common shareholders and VRLP common limited partners will receive cash in lieu of any fractional shares they would otherwise have been entitled to receive in the Distribution. Subsequent to the Distribution, VRLP will no longer consolidate the financial results of UE for the purpose of its own financial reporting. After the date of the Distribution, the historical financial results of UE will be reflected in VRLP’s consolidated financial statements as discontinued operations for all periods presented through the Distribution date, beginning with the financial statements to be filed for the quarter ending March 31, 2015.

The accompanying unaudited pro forma consolidated balance sheet of VRLP as of September 30, 2014 is presented as if the Distribution had occurred on September 30, 2014. The accompanying unaudited pro forma consolidated statements of income of VRLP for the nine months ended September 30, 2014 and 2013 and for the years ended December 31, 2013, 2012 and 2011 are presented as if the Distribution had occurred on January 1, 2011.

The accompanying unaudited pro forma financial information reflects all adjustments that, in the opinion of management, are necessary to present fairly the pro forma results of operations and financial position of VRLP as of and for the periods indicated. In management’s opinion, these pro forma adjustments have been developed on a reasonable and rational basis; however, the retrospectively adjusted results of operations and financial position for the indicated periods when reported in VRLP’s post-Distribution periodic reports will differ from the pro forma financial information presented herein. The accompanying unaudited pro forma consolidated financial information is presented for illustrative and informational purposes only and is not intended to represent or be indicative of the financial condition or results of operations that would have actually occurred had the Distribution taken place during the periods presented or for the full year ended December 31, 2014. In addition, the accompanying unaudited pro forma financial information does not reflect actions that may be undertaken by VRLP after the Distribution. The unaudited pro forma financial information should be read in conjunction with the notes thereto and with the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the historical consolidated financial statements and accompanying notes thereto included in VRLP’s Annual Report on Form 10-K for the year ended December 31, 2013 and its Quarterly Report on Form 10-Q for the period ended September 30, 2014.

The following is a brief description of the amounts recorded under each of the column headings in the accompanying unaudited pro forma consolidated balance sheet and the unaudited pro forma consolidated statements of income:

As Reported

This column reflects VRLP’s historical financial position as of September 30, 2014 and historical results of operations for the nine months ended September 30, 2014 and 2013, and for the three years ended December 31, 2013, 2012 and 2011, prior to any adjustment for the Distribution and the pro forma adjustments described under the headings “Distribution of Urban Edge Properties” and “Other Adjustments” discussed below.

Distribution of Urban Edge Properties

This column reflects UE’s historical combined financial position as of September 30, 2014 and its historical combined operating results for the nine months ended September 30, 2014 and 2013 and for the years ended December 31, 2013, 2012 and 2011, prior to the pro forma adjustments described under the heading “Other Adjustments” below.

Other Adjustments

This column represents pro forma adjustments for transactions between VRLP and UE that were previously eliminated in consolidation and will no longer be eliminated subsequent to the Distribution or that arise as a direct result of the Distribution. These adjustments are more fully described in the notes to the accompanying unaudited pro forma consolidated financial information.

VORNADO REALTY L.P.
UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
SEPTEMBER 30, 2014
(Unaudited)

(Amounts in thousands)

	As Reported	Distribution of Urban Edge Properties (1)	Other Adjustments		Pro Forma
ASSETS
Real estate, at cost:
Land	$4,137,278	$(378,096)	$—		$3,759,182
Buildings and improvements	12,609,463	(1,619,242)	—		10,990,221
Development costs and construction in progress	1,680,202	(5,507)	—		1,674,695
Leasehold improvements and equipment	128,982	(4,146)	—		124,836
Total	18,555,925	(2,006,991)	—		16,548,934
Less accumulated depreciation and amortization	(3,613,098)	456,753	—		(3,156,345)
Real estate, net	14,942,827	(1,550,238)	—		13,392,589
Cash and cash equivalents	1,683,142	(132,825)	(119,175	)(2)	1,431,142
Restricted cash	160,848	(9,687)	—		151,161
Marketable securities	184,154	—	—		184,154
Tenant and other receivables, net of allowance for doubtful accounts	118,636	(11,045)	—		107,591
Investments in partially owned entities	1,268,066	—	133,844	(3)	1,401,910
Investment in Toys “R” Us	—	—	—		—
Real Estate Fund investments	495,392	—	—		495,392
Mortgage and mezzanine loans receivable, net of allowance	17,085	—	—		17,085
Receivable arising from the straight-lining of rents, net of allowance	873,901	(88,601)	—		785,300
Deferred leasing and financing costs, net of accumulated amortization	483,902	(29,979)	—		453,923
Identified intangible assets, net of accumulated amortization	280,207	(35,445)	—		244,762
Assets related to discontinued operations	—	—	—		—
Other assets	492,355	(15,775)	—		476,580
	$21,000,515	$(1,873,595)	$14,669		$19,141,589
LIABILITIES, REDEEMABLE PARTNERSHIP UNITS AND EQUITY
Mortgages payable	$9,273,212	$(1,292,075)	$—		$7,981,137
Senior unsecured notes	1,791,987	—	—		1,791,987
Revolving credit facility debt	88,138	—	—		88,138
Accounts payable and accrued expenses	498,565	(32,287)	—		466,278
Deferred revenue	489,250	(163,641)	—		325,609
Deferred compensation plan	113,549	—	—		113,549
Liabilities related to discontinued operations	—	—	—		—
Other liabilities	380,843	(8,818)	—		372,025
Total liabilities	12,635,544	(1,496,821)	—		11,138,723
Commitments and contingencies	—
Redeemable partnership units:	—
Class A units	1,139,052	—	—		1,139,052
Series D cumulative redeemable preferred units	1,000	—	—		1,000
Total redeemable partnership units	1,140,052	—	—		1,140,052
Equity:
Partners’ capital	8,325,051	—	—		8,325,051
Earnings less than distributions	(1,878,125)	(376,439)	14,669		(2,239,895)
Accumulated other comprehensive income	69,580	—	—		69,580
Total Vornado Realty L.P. equity	6,516,506	(376,439)	14,669		6,154,736
Noncontrolling interests in consolidated subsidiaries	708,413	(335)	—		708,078
Total equity	7,224,919	(376,774)	14,669		6,862,814
	$21,000,515	$(1,873,595)	$14,669		$19,141,589

VORNADO REALTY L.P.
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF INCOME
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2014
(Unaudited)

(Amounts in thousands, except unit and per unit amounts)

	As Reported	Distribution of Urban Edge Properties (1)	Other Adjustments	Pro Forma
REVENUES:
Property rentals	$1,606,120	$(173,175)	$614 (4)	$1,433,559
Tenant expense reimbursements	248,964	(61,751)	—	187,213
Cleveland Medical Mart development project	—	—	—	—
Fee and other income	142,618	(1,224)	—	141,394
Total revenues	1,997,702	(236,150)	614	1,762,166
EXPENSES:
Operating	802,505	(79,812)	715 (5)	723,408
Depreciation and amortization	406,868	(40,586)	—	366,282
General and administrative	141,273	(19,250)	9,481 (6)	131,504
Cleveland Medical Mart development project	—	—	—	—
Impairment losses, acquisition and transaction related costs	32,972	(4,683)	—	28,289
Total expenses	1,383,618	(144,331)	10,196	1,249,483
Operating income	614,084	(91,819)	(9,582)	512,683
(Loss) applicable to Toys “R” Us	(74,162)	—	—	(74,162)
(Loss) income from partially owned entities	(3,264)	—	4,124 (7)	860
Income from Real Estate Fund	142,418	—	—	142,418
Interest and other investment income, net	28,930	(25)	—	28,905
Interest and debt expense	(341,613)	40,769	—	(300,844)
Net gain on disposition of wholly owned and partially owned assets	13,205	—	—	13,205
Income before income taxes	379,598	(51,075)	(5,458)	323,065
Income tax expense	(8,358)	1,575	—	(6,783)
Income from continuing operations	371,240	(49,500)	(5,458)	316,282
Income from discontinued operations	61,800	—	—	61,800
Net income	433,040	(49,500)	(5,458)	378,082
Less net income attributable to noncontrolling interests in consolidated subsidiaries	(85,239)	16	—	(85,223)
Net income attributable to Vornado Realty L.P.	347,801	(49,484)	(5,458)	292,859
Preferred unit distributions	(61,137)	—	—	(61,137)
Preferred unit redemptions	—	—	—	—
NET INCOME attributable to Class A unitholders	$286,664	$(49,484)	$(5,458)	$231,722
INCOME PER CLASS A UNIT - BASIC:
Income from continuing operations, net	$1.12			$0.85
Income from discontinued operations, net	0.31			0.31
Net income per Class A unit	$1.43			$1.16
Weighted average units outstanding	198,158			198,158
INCOME PER CLASS A UNIT - DILUTED:
Income from continuing operations, net	$1.11			$0.84
Income from discontinued operations, net	0.31			0.31
Net income per Class A unit	$1.42			$1.15
Weighted average units outstanding	199,668			199,668

VORNADO REALTY L.P.
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF INCOME
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2013
(Unaudited)

(Amounts in thousands, except unit and per unit amounts)

	As Reported	Distribution of Urban Edge Properties (1)	Other Adjustments	Pro Forma
REVENUES:
Property rentals	$1,589,038	$(170,557)	$614 (4)	$1,419,095
Tenant expense reimbursements	229,938	(54,711)	—	175,227
Cleveland Medical Mart development project	34,026	—	—	34,026
Fee and other income	205,523	(61,121)	—	144,402
Total revenues	2,058,525	(286,389)	614	1,772,750
EXPENSES:
Operating	785,992	(71,818)	715 (5)	714,889
Depreciation and amortization	394,579	(38,445)	—	356,134
General and administrative	145,871	(19,323)	9,481 (6)	136,029
Cleveland Medical Mart development project	29,764	—	—	29,764
Impairment losses, acquisition and transaction related costs	6,769	—	—	6,769
Total expenses	1,362,975	(129,586)	10,196	1,243,585
Operating income	695,550	(156,803)	(9,582)	529,165
(Loss) applicable to Toys “R” Us	(69,311)	—	—	(69,311)
Income from partially owned entities	23,691	—	7,279 (7)	30,970
Income from Real Estate Fund	73,947	—	—	73,947
Interest and other investment (loss), net	(32,935)	(3)	—	(32,938)
Interest and debt expense	(360,679)	42,269	—	(318,410)
Net (loss) on disposition of wholly owned and partially owned assets	(20,581)	—	—	(20,581)
Income before income taxes	309,682	(114,537)	(2,303)	192,842
Income tax expense	(6,172)	2,459	—	(3,713)
Income from continuing operations	303,510	(112,078)	(2,303)	189,129
Income from discontinued operations	299,989	—	—	299,989
Net income	603,499	(112,078)	(2,303)	489,118
Less net income attributable to noncontrolling interests in consolidated subsidiaries	(50,049)	20	—	(50,029)
Net income attributable to Vornado Realty L.P.	553,450	(112,058)	(2,303)	439,089
Preferred unit distributions	(63,585)	—	—	(63,585)
Preferred unit redemptions	(1,130)	—	—	(1,130)
NET INCOME attributable to Class A unit holders	$488,735	$(112,058)	$(2,303)	$374,374
INCOME PER CLASS A UNIT - BASIC:
Income from continuing operations, net	$0.96			$0.39
Income from discontinued operations, net	1.50			1.50
Net income per Class A unit	$2.46			$1.89
Weighted average units outstanding	197,510			197,510
INCOME PER CLASS A UNIT - DILUTED:
Income from continuing operations, net	$0.96			$0.39
Income from discontinued operations, net	1.49			1.49
Net income per Class A unit	$2.45			$1.88
Weighted average units outstanding	198,607			198,607

VORNADO REALTY L.P.
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF INCOME
FOR THE YEAR ENDED DECEMBER 31, 2013
(Unaudited)

(Amounts in thousands, except unit and per unit amounts)

	As Reported	Distribution of Urban Edge Properties (1)	Other Adjustments	Pro Forma
REVENUES:
Property rentals	$2,155,963	$(228,282)	$819 (4)	$1,928,500
Tenant expense reimbursements	317,345	(73,170)	—	244,175
Cleveland Medical Mart development project	36,369	—	—	36,369
Fee and other income	251,232	(61,543)	—	189,689
Total revenues	2,760,909	(362,995)	819	2,398,733
EXPENSES:
Operating	1,054,897	(96,858)	953 (5)	958,992
Depreciation and amortization	531,212	(54,043)	—	477,169
General and administrative	211,100	(25,881)	11,893 (6)	197,112
Cleveland Medical Mart development project	32,210	—	—	32,210
Impairment losses, acquisition and transaction related costs	57,300	(19,000)	—	38,300
Total expenses	1,886,719	(195,782)	12,846	1,703,783
Operating income	874,190	(167,213)	(12,027)	694,950
(Loss) applicable to Toys “R” Us	(362,377)	—	—	(362,377)
Income from partially owned entities	23,592	—	7,720 (7)	31,312
Income from Real Estate Fund	102,898	—	—	102,898
Interest and other investment (loss), net	(24,699)	(11)	—	(24,710)
Interest and debt expense	(483,190)	55,789	—	(427,401)
Net gain on disposition of wholly owned and partially owned assets	3,407	—	—	3,407
Income before income taxes	133,821	(111,435)	(4,307)	18,079
Income tax expense	6,406	2,100	—	8,506
Income from continuing operations	140,227	(109,335)	(4,307)	26,585
Income from discontinued operations	424,513	—	—	424,513
Net income	564,740	(109,335)	(4,307)	451,098
Less net income attributable to noncontrolling interests in consolidated subsidiaries	(63,952)	21	—	(63,931)
Net income attributable to Vornado Realty L.P.	500,788	(109,314)	(4,307)	387,167
Preferred unit distributions	(83,965)	—	—	(83,965)
Preferred unit redemptions	(1,130)	—	—	(1,130)
NET INCOME attributable to Class A unitholders	$415,693	$(109,314)	$(4,307)	$302,072
INCOME PER CLASS A UNIT - BASIC:
(Loss) from continuing operations, net	$(0.04)			$(0.61)
Income from discontinued operations, net	2.13			2.13
Net income per Class A unit	$2.09			$1.52
Weighted average units outstanding	197,551			197,551
INCOME PER CLASS A UNIT - DILUTED:
(Loss) from continuing operations, net	$(0.04)			$(0.61)
Income from discontinued operations, net	2.12			2.12
Net income per Class A unit	$2.08			$1.51
Weighted average units outstanding	198,643			198,643

VORNADO REALTY L.P.
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF INCOME
FOR THE YEAR ENDED DECEMBER 31, 2012
(Unaudited)

(Amounts in thousands, except unit and per unit amounts)

	As Reported	Distribution of Urban Edge Properties (1)	Other Adjustments	Pro Forma
REVENUES:
Property rentals	$2,062,061	$(232,031)	$819 (4)	$1,830,849
Tenant expense reimbursements	294,584	(70,453)	—	224,131
Cleveland Medical Mart development project	235,234	—	—	235,234
Fee and other income	144,353	(1,749)	—	142,604
Total revenues	2,736,232	(304,233)	819	2,432,818
EXPENSES:
Operating	1,017,331	(93,098)	953 (5)	925,186
Depreciation and amortization	510,383	(52,960)	—	457,423
General and administrative	202,444	(27,209)	11,579 (6)	186,814
Cleveland Medical Mart development project	226,619	—	—	226,619
Impairment losses, acquisition and transaction related costs	114,886	(6,000)	—	108,886
Total expenses	2,071,663	(179,267)	12,532	1,904,928
Operating income	664,569	(124,966)	(11,713)	527,890
Income applicable to Toys “R” Us	14,859	—	—	14,859
Income from partially owned entities	408,267	—	5,369 (7)	413,636
Income from Real Estate Fund	63,936	—	—	63,936
Interest and other investment (loss), net	(260,945)	(20)	—	(260,965)
Interest and debt expense	(493,713)	53,772	—	(439,941)
Net gain on disposition of wholly owned and partially owned assets	13,347	—	—	13,347
Income before income taxes	410,320	(71,214)	(6,344)	332,762
Income tax expense	(8,132)	1,364	—	(6,768)
Income from continuing operations	402,188	(69,850)	(6,344)	325,994
Income from discontinued operations	292,353	—	—	292,353
Net income	694,541	(69,850)	(6,344)	618,347
Less net income attributable to noncontrolling interests in consolidated subsidiaries	(32,018)	13	—	(32,005)
Net income attributable to Vornado Realty L.P.	662,523	(69,837)	(6,344)	586,342
Preferred unit distributions	(86,873)	—	—	(86,873)
Preferred unit redemptions	8,948	—	—	8,948
NET INCOME attributable to Class A unitholders	$584,598	$(69,837)	$(6,344)	$508,417
INCOME PER CLASS A UNIT - BASIC:
Income from continuing operations, net	$1.47			$1.08
Income from discontinued operations, net	1.48			1.48
Net income per Class A unit	$2.95			$2.56
Weighted average shares outstanding	197,082			197,082
INCOME PER CLASS A UNIT - DILUTED:
Income from continuing operations, net	$1.45			$1.07
Income from discontinued operations, net	1.48			1.48
Net income per Class A unit	$2.93			$2.55
Weighted average unit outstanding	198,134			198,134

VORNADO REALTY L.P.
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF INCOME
FOR THE YEAR ENDED DECEMBER 31, 2011
(Unaudited)

(Amounts in thousands, except unit and per unit amounts)

	As Reported	Distribution of Urban Edge Properties (1)	Other Adjustments	Pro Forma
REVENUES:
Property rentals	$2,091,488	$(223,883)	$819 (4)	$1,868,424
Tenant expense reimbursements	307,609	(73,863)	—	233,746
Cleveland Medical Mart development project	154,080	—	—	154,080
Fee and other income	149,631	(2,110)	—	147,521
Total revenues	2,702,808	(299,856)	819	2,403,771
EXPENSES:
Operating	984,707	(77,139)	953 (5)	908,521
Depreciation and amortization	516,222	(50,981)	—	465,241
General and administrative	208,530	(27,698)	11,208 (6)	192,040
Cleveland Medical Mart development project	145,824	—	—	145,824
Impairment losses, acquisition and transaction related costs	35,299	—	—	35,299
Total expenses	1,890,582	(155,818)	12,161	1,746,925
Operating income	812,226	(144,038)	(11,342)	656,846
Income applicable to Toys “R” Us	48,540	—	—	48,540
Income from partially owned entities	70,072	—	6,330 (7)	76,402
Income from Real Estate Fund	22,886	—	—	22,886
Interest and other investment income, net	148,783	—	—	148,783
Interest and debt expense	(519,157)	55,138	—	(464,019)
Net gain on disposition of wholly owned and partially owned assets	15,134	—	—	15,134
Income before income taxes	598,484	(88,900)	(5,012)	504,572
Income tax expense	(23,925)	1,440	—	(22,485)
Income from continuing operations	574,559	(87,460)	(5,012)	482,087
Income from discontinued operations	165,441	—	—	165,441
Net income	740,000	(87,460)	(5,012)	647,528
Less net income attributable to noncontrolling interests in consolidated subsidiaries	(21,786)	(3)	—	(21,789)
Net income attributable to Vornado	718,214	(87,463)	(5,012)	625,739
Preferred unit distributions	(80,384)	—	—	(80,384)
Preferred unit redemptions	5,000	—	—	5,000
NET INCOME attributable to Class A unitholders	$642,830	$(87,463)	$(5,012)	$550,355
INCOME PER CLASS A UNIT - BASIC:
Income from continuing operations, net	$2.42			$1.95
Income from discontinued operations, net	0.84			0.84
Net income per Class A unit	$3.26			$2.79
Weighted average units outstanding	196,139			196,139
INCOME PER CLASS A UNIT - DILUTED:
Income from continuing operations, net	$2.39			$1.92
Income from discontinued operations, net	0.84			0.84
Net income per Class A unit	$3.23			$2.76
Weighted average units outstanding	198,227			198,227

Notes to Unaudited Pro Forma Consolidated Financial Information

(1)                                 Distribution of Urban Edge Properties:

Consolidated Balance Sheet

As a result of the Distribution, shares of Urban Edge Properties (“UE”) were distributed to Vornado Realty Trust (“Vornado”) shareholders and Vornado Realty L.P. (“VRLP”) unitholders at a ratio of one UE common share for every two Vornado common shares/units. This adjustment reflects the elimination of the historical combined assets and liabilities of UE as of September 30, 2014.

Consolidated Statements of Income

Represents the elimination of the historical combined results of UE’s operations for the nine months ended September 30, 2014 and 2013 and for the years ended December 31, 2013, 2012 and 2011.

(2)                                 Cash:

Reflects VRLP’s contribution of $225 million to UE and includes $27 million of transaction costs payable at the time of the Distribution by VRLP.

(3)                                 Investment in Partially Owned Entities:

Reflects VRLP’s 5.4% noncontrolling interest in UE as a result of the issuance of common limited partnership units by Urban Edge Properties LP to VRLP in exchange for seven of VRLP’s retail properties with a net book basis of $133.8 million.

(4)                                 Property Rentals:

Reflects adjustments related to office space leased by VRLP to UE in New York and New Jersey.

(5)                                 Operating Expenses:

Reflects adjustments related to UE management and leasing of Springfield Town Center and 22 retail assets which VRLP plans to sell; management and leasing of Alexander’s Inc. (32.4% owned by VRLP) non-Manhattan retail properties; and the management of certain assets of Interstate Properties.  Fees are based on property management and leasing services agreements between VRLP and UE.

(6)                                 General and Administrative Expenses:

Reversal of certain general corporate overhead expenses that were allocated by VRLP to UE in UE’s historical combined carve-out financial statements.

(7)                                 Income from Partially Owned Entities:

Reflects adjustments to record (i) VRLP’s 5.4% proportionate share of UE’s net income, (ii) transition services fees that VRLP will earn from UE for various services including human resources, information technology, public reporting and tax reporting, and (iii) reductions of management and leasing fees from Alexander’s Inc. for its non-Manhattan retail properties and from the Monmouth Mall, which will be managed by UE.

	Nine Months Ended September 30, 2014	Nine Months Ended September 30, 2013	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011
VRLP’s 5.4% proportionate share of UE income	$2,952	$6,107	$6,157	$3,806	$4,767
Transition services fees	2,515	2,515	3,354	3,354	3,354
Alexander’s Inc. management fee	(1,075)	(1,075)	(1,433)	(1,433)	(1,433)
Monmouth Mall management fee	(268)	(268)	(358)	(358)	(358)
	$4,124	$7,279	$7,720	$5,369	$6,330